Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500

FOR IMMEDIATE RELEASE
CONTACT: Alex Wiseman
(616) 863-3974

WOLVERINE WORLDWIDE DELIVERS STRONG FIRST QUARTER AND REITERATES FULL-YEAR OUTLOOK

First quarter revenue of $615 million grew 20% with continued momentum across brands

ROCKFORD, Mich., May 11, 2022 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the first quarter ended April 2, 2022.

“We delivered strong financial results in the quarter despite continued supply chain challenges and macro headwinds,” said Brendan Hoffman, Wolverine Worldwide’s President and Chief Executive Officer. “Revenue and operating margin exceeded expectations, despite gross margin pressure related to higher supply chain costs and channel mix shift. We are encouraged to see continued strong demand across brands and have upcoming product launches and powerful marketing initiatives planned to drive further excitement among consumers. Looking ahead, we remain committed to advancing our primary growth strategies, with a more focused approach on execution as we capitalize on a favorable industry backdrop in outdoor, performance and work categories.”

FIRST-QUARTER 2022 FINANCIAL HIGHLIGHTS

(in millions)	4/2/2022	4/3/2021	Y/Y Change
Michigan Group	$329.3	$297.7	10.6%
Boston Group	$212.3	$200.9	5.7%
Other	$73.2	$12.1	505.0%
Total Revenue	$614.8	$510.7	20.4%
Supplemental Brand Information
Merrell	$147.9	$150.2	(1.5)%
Saucony	$106.4	$102.6	3.7%
Sperry	$67.4	$56.8	18.7%
Wolverine	$58.8	$52.5	12.2%
Sweaty Betty	$53.6	N/A	N/A
Reported:
Gross Margin	42.5%	43.5%	(100 bps)
Operating Margin	3.2%	11.4%	(820 bps)
Diluted Earnings Per Share	$0.12	$0.45	(73.3)%
Non-GAAP:
Adjusted Gross Margin	42.5%	44.3%	(180 bps)
Adjusted Operating Margin	8.1%	10.2%	(210 bps)
Adjusted Diluted Earnings Per Share	$0.41	$0.40	2.5%

On August 2, 2021, Wolverine Worldwide acquired women’s activewear brand Sweaty Betty, a digitally-native, premium global apparel brand, which will continue to fuel growth and enhance the Company’s eCommerce business. The information in the following table excludes Sweaty Betty.

Non-GAAP Organic (Excluding Sweaty Betty)

(in millions)	4/2/2022	4/3/2021	Y/Y Change
Total Revenue	$561.2	$510.7	9.9%
Organic Gross Margin	41.5%	44.3%	(280 bps)
Organic Operating Margin	9.1%	10.2%	(110 bps)
Organic Diluted Earnings Per Share	$0.41	$0.40	2.5%

Revenue of $614.8 million reflected strong wholesale and international distributor sales. Direct-to-Consumer revenue increased 24% including Sweaty Betty and decreased 14% excluding Sweaty Betty.

Gross margin of 42.5% was in line with our internal plan and includes incremental supply chain costs and a revenue mix shift toward the international distributor business.

Selling, General & Administrative expenses of $241.7 million includes $30 million of net costs related to a legacy environmental matter. Adjusted SG&A expenses of $211.3 million are up $37 million due to an increase in variable costs on higher revenue, the addition of Sweaty Betty, and higher labor costs in our distribution centers.

Inventory at the end of the quarter was $483.3 million, up 50.6% versus the prior year. Excluding Sweaty Betty inventory increased 36.1% versus the prior year.

Total debt at the end of the quarter was $1,094.6 million. Total liquidity including cash and available borrowings under the Company's revolving line of credit was approximately $800 million.

Share repurchases: During the first quarter, approximately 1.4 million shares were repurchased at an average price of $24.37 per share. At the end of the quarter, the Company had nearly $413 million available under its board-approved share repurchase plan.

FULL-YEAR 2022 OUTLOOK

“We are encouraged by the strong start to the year with revenue and earnings per share exceeding our expectations,” said Mike Stornant, Executive Vice President and Chief Financial Officer. "Looking forward, the continued strong demand for our brands combined with improving inventory flow supports our reiteration of full-year revenue and EPS guidance.”

•Revenue is expected to be in the range of $2.775 billion to $2.850 billion, representing growth of approximately 15.0% to 18.0%.
•Diluted earnings per share are expected to be between $2.30 to $2.45 and adjusted diluted earnings per share are expected to be between $2.50 to $2.65, representing growth of 19.4% to 26.5%.
•Gross margin is expected to be approximately 43.0%.
•Operating margin is expected to be approximately 10.2% and adjusted operating margin is expected to be approximately 11.0%, up approximately 35 bps versus 2021.
•The effective tax rate is expected to be approximately 21%.
•Diluted weighted average shares are expected to be approximately 81.4 million.

This outlook assumes no meaningful deterioration of current market conditions related to the COVID-19 pandemic during the remainder of 2022.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results are non-GAAP measures that exclude environmental and other related costs net of recoveries and costs related to the COVID-19 pandemic including air freight costs. Measures referred to in this release as “adjusted organic” financial results are non-GAAP measures that exclude the results of Sweaty Betty. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. The adjusted organic financial results are used by management to, and allow investors to, evaluate the aggregate operating performance of the Company’s brands other than Sweaty Betty. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. EST to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The company’s portfolio includes Merrell®, Saucony®, Sweaty Betty®, Sperry®, Hush Puppies®, Wolverine®, Keds®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 130 years, the company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com or visit us on Facebook, LinkedIn, and Instagram.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding: its growth strategies and its outlook for fiscal year 2022 results including revenue, reported gross margin, reported and adjusted operating margin, effective tax rate and reported and adjusted diluted earnings per share as well as the Company's expectations that there will not be any meaningful deterioration of current market conditions related to the COVID-19 pandemic in 2022 and that Sweaty Betty will fuel growth and enhance the Company's eCommerce business. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates, consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company’s distributors, manufacturers, suppliers, joint venture partners, wholesale customers and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended
	April 2, 2022	April 3, 2021
Revenue	$614.8	$510.7
Cost of goods sold	353.5	288.4
Gross profit	261.3	222.3
Gross margin	42.5%	43.5%

Selling, general and administrative expenses	211.3	174.4
Environmental and other related costs, net of recoveries	30.4	(10.2)
Operating expenses	241.7	164.2
Operating expenses as a % of revenue	39.3%	32.2%

Operating profit	19.6	58.1
Operating margin	3.2%	11.4%

Interest expense, net	8.7	9.6
Other expense (income), net	(1.1)	2.8
Total other expenses	7.6	12.4
Earnings before income taxes	12.0	45.7

Income tax expense	3.6	7.3
Effective tax rate	30.4%	16.0%

Net earnings	8.4	38.4

Less: net loss attributable to noncontrolling interests	(1.3)	(0.1)
Net earnings attributable to Wolverine World Wide, Inc.	$9.7	$38.5
Diluted earnings per share	$0.12	$0.45

Supplemental information:
Net earnings used to calculate diluted earnings per share	$9.5	$37.8
Shares used to calculate diluted earnings per share	81.9	83.2

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	April 2, 2022	April 3, 2021
ASSETS
Cash and cash equivalents	$149.6	$364.8
Accounts receivables, net	370.6	323.6
Inventories, net	483.3	320.9
Other current assets	74.4	37.9
Total current assets	1,077.9	1,047.2
Property, plant and equipment, net	128.4	120.8
Lease right-of-use assets	137.7	136.7
Goodwill and other indefinite-lived intangibles	1,259.8	825.0
Other noncurrent assets	142.2	137.6
Total assets	$2,746.0	$2,267.3

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$567.2	$454.1
Lease liabilities	35.2	33.7
Current maturities of long-term debt	10.0	10.0
Borrowings under revolving credit agreements	355.0	—
Total current liabilities	967.4	497.8
Long-term debt	729.6	710.4
Lease liabilities, noncurrent	119.3	122.8
Other noncurrent liabilities	314.4	311.2
Stockholders' equity	615.3	625.1
Total liabilities and stockholders' equity	$2,746.0	$2,267.3

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Quarter Ended
	April 2, 2022	April 3, 2021
OPERATING ACTIVITIES:
Net earnings	$8.4	$38.4
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	8.5	7.2
Deferred income taxes	(6.8)	1.0
Stock-based compensation expense	10.3	10.0
Pension and SERP expense	2.3	3.5
Environmental and other related costs, net of cash payments and recoveries received	14.1	(0.2)
Other	2.2	0.6
Changes in operating assets and liabilities	(131.5)	(34.2)
Net cash provided by (used in) operating activities	(92.5)	26.3

INVESTING ACTIVITIES:
Additions to property, plant and equipment	(7.5)	(2.2)
Other	3.7	(0.5)
Net cash used in investing activities	(3.8)	(2.7)

FINANCING ACTIVITIES:
Payments under revolving credit agreements	(37.0)	—
Borrowings under revolving credit agreements	167.0	—
Payments on long-term debt	(2.5)	(2.5)
Cash dividends paid	(8.4)	(8.5)
Purchase of common stock for treasury	(33.8)	—
Employee taxes paid under stock-based compensation plans	(7.1)	(9.2)
Proceeds from the exercise of stock options	0.8	10.5
Contributions from noncontrolling interests	7.0	4.8
Net cash provided by (used in) financing activities	86.0	(4.9)

Effect of foreign exchange rate changes	(1.8)	(1.3)
Increase (decrease) in cash and cash equivalents	(12.1)	17.4

Cash and cash equivalents at beginning of the year	161.7	347.4
Cash and cash equivalents at end of the quarter	$149.6	$364.8

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q1 2022 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2022-Q1	Foreign Exchange Impact	Constant Currency Basis 2022-Q1	GAAP Basis 2021-Q1	Constant Currency Growth	Reported Growth
REVENUE
Wolverine Michigan Group	$329.3	$2.1	$331.4	$297.7	11.3%	10.6%
Wolverine Boston Group	212.3	1.8	214.1	200.9	6.6%	5.7%
Other	73.2	—	73.2	12.1	505.0%	505.0%
Total	$614.8	$3.9	$618.7	$510.7	21.1%	20.4%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED ORGANIC REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

Revenue - Fiscal 2022 Q1	$614.8	$(53.6)	$561.2
(1)Q1 2022 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DIRECT-TO-CONSUMER REVENUE GROWTH
TO ADJUSTED ORGANIC DIRECT-TO-CONSUMER REVENUE GROWTH*
(Unaudited)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

Direct-to-Consumer Revenue Growth (Decline) - Fiscal 2022 Q1	23.7%	38.0%	(14.3)%
(1)Q1 2022 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS
MARGIN AND ADJUSTED ORGANIC GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

Gross Profit - Fiscal 2022 Q1	$261.3	$—	$261.3	$(28.6)	$232.7

Gross margin	42.5%		42.5%		41.5%

Gross Profit - Fiscal 2021 Q1	$222.3	$4.0	$226.3	$—	$226.3

Gross margin	43.5%		44.3%		44.3%
(1)Q1 2021 adjustments reflect $4.0 million of air freight charges related to production and shipping delays caused by the COVID-19 pandemic.
(2)Q1 2022 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
TO ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Selling, general and administrative expenses - Fiscal 2022 Q1	$241.7	$(30.4)	$211.3

Selling, general and administrative expenses - Fiscal 2021 Q1	$164.2	$10.2	$174.4
(1)Q1 2022 adjustments reflect $30.4 million of environmental and other related costs net of recoveries. Q1 2021 adjustments reflect $(10.2) million of environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING
MARGIN AND ADJUSTED ORGANIC OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Organic Basis

Operating Profit - Fiscal 2022 Q1	$19.6	$30.4	$50.0	$1.2	$51.2

Operating margin	3.2%		8.1%		9.1%

Operating Profit - Fiscal 2021 Q1	$58.1	$(6.2)	$51.9	$—	$51.9

Operating margin	11.4%		10.2%		10.2%
(1)Q1 2022 adjustments reflect $30.4 million of environmental and other related costs net of recoveries. Q1 2021 adjustments reflect $4.0 million of air freight charges related to production and shipping delays caused by the COVID-19 pandemic and $(10.2) million of environmental and other related costs net of recoveries.

(2)Q1 2022 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED INVENTORY
TO ADJUSTED ORGANIC INVENTORY*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Organic Basis

Inventories, net - Fiscal 2022 Q1	$483.3	$(46.7)	$436.6

Inventories, net - Fiscal 2021 Q1	$320.9	$—	$320.9
(1)Q1 2022 adjustment reflects the Sweaty Betty® inventories included in the consolidated condensed balance sheet.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2022 Q1	$0.12	$0.29	$0.41	$(0.01)	$0.40

EPS - Fiscal 2021 Q1	$0.45	$(0.05)	$0.40
(1)Q1 2022 adjustments reflect environmental and other related costs net of recoveries. Q1 2021 adjustments reflect air freight charges related to production and shipping delays caused by the COVID-19 pandemic and environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS AND ADJUSTED ORGANIC DILUTED EPS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Adjusted Organic Basis

EPS - Fiscal 2022 Q1	$0.12	$0.29	$0.41	$—	$0.41

EPS - Fiscal 2021 Q1	$0.45	$(0.05)	$0.40	$—	$0.40
(1)Q1 2022 adjustments reflect environmental and other related costs net of recoveries. Q1 2021 air freight charges related to production and shipping delays caused by the COVID-19 pandemic and environmental and other related costs net of recoveries.

(2)Q1 2022 adjustment reflects the Sweaty Betty® results included in the consolidated condensed statement of operations.

2022 GUIDANCE RECONCILIATION TABLES

RECONCILIATION OF REPORTED OPERATING MARGIN GUIDANCE TO ADJUSTED OPERATING MARGIN GUIDANCE, REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Margin - Fiscal 2022 Full Year	10.2%	0.8%	11.0%

Dilutive EPS - Fiscal 2022 Full Year	$ 2.30 - $2.45	$0.20	$ 2.50 - $2.65

Fiscal 2022 Full Year Supplemental information:

Net Earnings	$190 - $203	$16	$206 - $219

Net Earnings used to calculate diluted earnings per share	$187 - $200	$16	$203 - $216

Shares used to calculate diluted earnings per share	81.4		81.4
(1)2022 adjustments reflect estimated environmental and other related costs net of recoveries and estimated Sweaty Betty® integration costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if, costs associated with the acquisition of the Sweaty Betty® brand, environmental and other related costs net of recoveries and air freight costs related to the COVID-19 pandemic were excluded. The Company also describes what certain financial measures would have been if the previously described financial measures also excluded the results of Sweaty Betty®. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in the Company's business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.